AMENDMENT NO. 2 TO INVESTOR REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO.2 (the "Amendment") is made and entered into effective as of March 31, 2006, to that certain Investor Registration Rights Agreement (the "Agreement") dated February 1, 2006 by and among GULF COAST OIL & GAS, INC., a Nevada corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, CERTAIN WEALTH, LTD., and TAIB BANK, B.S.C. (C) (collectively, the "Investors").

                                    Recitals:

      WHEREAS, on or about February 1, 2006, the Company and the Investors entered into a series of financing agreements (the "Transaction Documents"), including, without limitation the Securities Purchase Agreement, the convertible debentures issued thereto, and the Agreement (as defined herein), pursuant to which, among other things, the Investors agreed to advance the Company the aggregate of Two Million Dollars ($2,000,000) of secured convertible debentures;

      WHEREAS, on or about March 15, 2006, the Company and the Investors entered into an Amendment No.1 to the Investor Registration Rights Agreement ("Amendment No.1"), extending certain deadlines contained in the Agreement;

      WHEREAS, the parties hereto desire to amend the Agreement and Amendment No.1 to extend certain deadlines contained therein; and

      WHEREAS, all terms in the Agreement, except as modified herein, and the terms contained in the Transaction Documents, shall remain in full force and effect.

      NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

      2. Sections 2(a) and (b) of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "(a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than April 7, 2006 (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the resale by the Investors of the Registrable Securities, which includes at least 514,403,329 shares of Common Stock to be issued upon conversion of the Convertible Debentures and 30,000,000 shares of Common Stock to be issued upon exercise of the Warrants of even date herewith. The Company shall cause the Registration Statement to remain effective until the earlier of (i) all of the Registrable Securities have been sold or (ii) the date the Registrable Securities become eligible for sale without restriction under
            Section 144 (k) promulgated under the Securities Act of 1933, as amended. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company."

                  "(b) Effectiveness of the Initial Registration Statement. The
            Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than June 2, 2006 (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the SEC by the Scheduled Effective Deadline."

      3. Notwithstanding anything to the contrary in the Transaction Documents, the Company hereby covenants that it shall have received sufficient consents from its shareholders to increase its number of authorized shares of Common Stock to the number set forth in the Transaction Documents by no later than April 28, 2006.

      4. Notwithstanding anything to the contrary herein or in the Transaction Documents, in the event the Company fails to file the Registration Statement by the Scheduled Filing Deadline (as defined herein), or fails to receive sufficient consents to increase its number of authorized shares of Common Stock as set forth herein, the Company shall pay to Investors two (2) months of liquidated damages in accordance with the calculation set forth in Section 2 (c) of the Agreement, in addition to any remedies contained in the Transaction Documents.

                     [SIGNATURE PAGES TO IMMEDIATELY FOLLOW]

      IN WITNESS WHEREOF, the parties have signed and delivered this Amendment Agreement on the date first set forth above.

GULF COAST OIL & GAS, INC.                CORNELL CAPITAL PARTNERS, LP

By: /S/ RAHIM RAYANI                      By: Yorkville Advisors, LLC
   ---------------------------------      Its: General Partner
Name:  Rahim Rayani
Title: President & CEO                    By: /S/ MARK A. ANGELO
                                             -----------------------------------
                                          Name: Mark A. Angelo
                                          Title: Portfolio Manager


                                          CERTAIN WEALTH, LTD.

                                          By: /S/ LARRY CHALEFF
                                             -----------------------------------
                                          Name: Larry Chaleff


                                          TAIB BANK, B.S.C. (C)

                                          By: /S/ LARRY CHALEFF
                                             -----------------------------------
                                          Name: Larry Chaleff